UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
AMENDMENT NO.1

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act

May 8, 2013
Date of Report (Date of Earliest Event Reported)

ORGANIC TREEHOUSE, LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-181040	27-4198202
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

345 Murray Farm Drive Fairview, TX	75069
(Address of principal executive offices)	(Zip Code)

36550 Chester Road
Suite 3301
Avon, OH
(Former address of principal	44011
executive offices)	(Zip Code)

778-484-5159
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment”) to Current Report on Form 8-K previously filed on June 18, 2013 (“Form 8-K”) is being filed solely for the purpose of stating the correct party which controls West Point International Inc. and the correct party which controls Sunvault Holding Inc. The two errors appearing on the Company’s Form 8-K are due to a clerical error. Rory Husch and Howard Ash do not directly or indirectly control the issuer. No other changes are being made by virtue of the filing of this Amendment.

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

On May 8, 2013, a change of control of the issuer was made when the following entities acquired 4,000,000 common shares representing 100% of the common shares held by Sophia Movshina, former officer, director and majority shareholder which represented 78.74% of the issued and outstanding common shares of the registrant. As a result of this acquisition, the following purchasers became the majority shareholders of the issuer:

(i)	West Point International Inc., controlled by Millenium Treads International Inc.- 15.75%·
(ii)	Millenium Treads International Inc., controlled by Derek Bannister – 15.75%
(iii)	Sunvault Holding Inc., controlled by Millenium Treads International Inc. – 23.62%
(iv)	Sunvault Holding Corp., controlled by Derek Bannister– 23.62%

The above entities paid for these shares from corporate funds.

As part of the purchase, Sophia Movshina a former officer and director resigned effective May 8, 2013. John Crawford was appointed president, chief executive officer, chief financial officer, and director of the registrant and Rory Husch was appointed secretary of the registrant.

There are no arrangements known to the registrant that may, at a subsequent date, result in a change in control of the registrant.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 8, 2013, the registrant appointed John Crawford as president, chief executive officer and as chief financial officer, and he has been acting as such since his appointment.

Additionally, the registrant appointed Rory Husch as secretary of the registrant.

Mr. Crawford worked with the Energizer Holding Inc. group for twenty two years. His last position was Director-Strategic Ventures.

Mr. Husch is the founder and has been the operator of a computer information system design and management company for the past eleven year.

Messrs. Crawford and Husch do not have any family relationships with anyone within the registrant, nor any transactions with related persons.

There are no material plans, contracts, or arrangements to which Messrs. Crawford and Husch are a party or in which they participate that is entered into or material amendment in connection with the triggering event or any grant or award to them under any such plan, contract, or arrangement in connection with any such event.

On May 8, 2013, the registrant appointed John Crawford and Derek Banister to its board of directors.

Mr. Banister is the owner and founder of Banner Recreational Inc.

There is no arrangement between Messrs. Crawford and Banister and any other persons pursuant to which they were selected as a director.

Messrs. Crawford and Banister are the only directors and as such there are no separate committees.

Mr. Banister does not have any family relationships with anyone within the registrant, nor any transactions with related persons.

There are no material plans, contracts, or arrangements to which Mr. Banister is a party or in which he participates that is entered into or material amendment in connection with the triggering event or any grant or award to him under any such plan, contract, or arrangement in connection with any such event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

June 24, 2013	ORGANIC TREEHOUSE LTD.

	By:	/s/ John Crawford
John Crawford
Chief Executive Officer